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                                                                    EXHIBIT 10.4

                                                                  EXECUTION COPY


                                 FIRST AMENDMENT
                                       TO
                              EMPLOYMENT AGREEMENT


                  THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT is executed between Kenneth V. Huseman (the "Executive") and Sierra Well Service, Inc. (the "Company") effective as of March 21, 2000.

                  WHEREAS, the Executive and the Company have entered into an Employment Agreement dated as of March 16, 1999 (the "Employment Agreement"); and

                  WHEREAS, the Employment Agreement provides for the issuance to the Executive of Bonus Shares on each of the first five anniversaries of the Commencement Date, subject to the further provisions of the Employment Agreement;

                  WHEREAS, the Company and the Executive desire to amend the Employment Agreement to provide, in lieu of the future issuance of shares of Bonus Stock, for the immediate issuance of restricted shares of Bonus Stock to the Executive; and

                  WHEREAS, Executive and the Company with to clarify certain additional terms of the Employment Agreement;

                  NOW, THEREFORE, the parties hereby amend the Employment Agreement to provide as follows:

                  1. In lieu of the issuance of shares of Bonus Stock to the Executive on each of the first five anniversaries of the Commencement Date, as provided in Section 3(b) of the Employment Agreement, the Company hereby grants to the Executive 91.06 shares of Restricted Bonus Stock. Such shares are nontransferable (other than by will and the laws of descent and distribution) and are subject to vesting and forfeiture on the same basis as provided in the Employment Agreement with respect to the Bonus Stock, as in effect prior to this First Amendment. For example, shares of Restricted Bonus Stock shall become unrestricted, vested shares of Bonus Stock on the dates that were provided for the issuance of Bonus Stock under the provisions of the Employment Agreement as in effect prior to this First Amendment and shall be forfeited on the dates that the Executive's right to receive additional shares of Bonus Stock would terminate under the provisions of the Employment Agreement as in effect prior to this First Amendment.



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                  2. Based upon shares of Common Stock reasonably anticipated to be issued to Enron or its designees in accordance with the conversion of Series B Convertible Preferred Stock, the
                  Company hereby grants to the Executive 39.02 shares of Bonus Stock (the "JEDI Bonus Stock"), which shares shall be vested as if issued pursuant to Section 3(a) of the Employment Agreement but shall remain non-transferable by the Executive and subject to forfeiture pursuant to Section 3(e) of the Employment Agreement if shares of Common Stock are not in fact issued in the future to Enron or its designees.

                  3. In addition, based upon shares of Common Stock reasonably anticipated to be issued to Enron or its designees in accordance with the conversion of Series B Convertible Preferred Stock, the Company hereby grants to the Executive an additional 39.02 shares of Common Stock (the "Restricted JEDI Bonus Stock"), which shares shall be subject to vesting in the same manner as shares of Restricted Bonus Stock as set forth in Section 1 of this First Amendment and shall remain non-transferable by the Executive and subject to forfeiture pursuant to Section 3(e) of the Employment Agreement if shares of Common Stock are not in fact issued in the future to Enron or its designees.

                  4. Additional shares of Restricted Bonus Stock or vested Bonus Stock shall be issued to, or forfeited by, the Executive on the same basis as provided in Section 3(d) and (e) with respect to the Bonus Stock as in effect prior to this First Amendment.

                  5. All distributions made with respect to shares of Restricted Bonus Stock (cash, stock or other property), and any shares issued upon a stock split or stock dividend, shall be subject to the same restrictions, and the same vesting and forfeiture provisions, as are applicable to the shares of Restricted Bonus Stock hereby granted to the Executive.

                  6. All distributions made with respect to shares of JEDI Bonus Stock (cash, stock or other property), and any shares issued upon a stock split or stock dividend, shall be subject to the same restrictions, and the same forfeiture provisions, as are applicable to the shares of JEDI Bonus Stock hereby granted to the Executive.

                  7. All distributions made with respect to shares of JEDI Restricted Bonus Stock (cash, stock or other property), and any shares issued upon a stock split or stock dividend, shall be subject to the same restrictions, and the same forfeiture provisions, as are applicable to the shares of JEDI Restricted Bonus Stock hereby granted to the Executive.

                  8. The Company may place such legends on the certificate(s) for the shares of Restricted Bonus Stock, JEDI Bonus Stock and JEDI Restricted Bonus Stock as the Company may determine to be appropriate to evidence the above restrictions.



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                  9. The Company and the Executive hereby agree that 91.06
                  shares of Bonus Stock issued pursuant to the Employment Agreement prior to the date hereof was, and is, the proper and correct issuance of Bonus Stock pursuant to Section 3 of the Employment Agreement. The Company and the Executive further agree that if Enron and its designees are issued shares of Common Stock upon conversion of the Company's Series B Convertible Preferred Stock in accordance with Section 8.a.(ii) of the Certificate of Designations for the Company's Series B Convertible Preferred Stock (i.e., into an aggregate of 30% of the total number of fully diluted shares of Common Stock, assuming no additional shares of Common Stock are issued after the date hereof that will be included the formula presented in this Certificate of Designations), these 91.06 shares of Bonus Stock, together with the shares of JEDI Bonus Stock, the Restricted Bonus Stock and the Restricted JEDI Bonus Stock shall represent all of the shares to which the Executive is entitled pursuant to the Employment Agreement (in each case subject to anti-dilution protection for stock dividends, stock splits and other capital reorganization events). Notwithstanding the foregoing, the Executive shall be entitled to an adjustment to shares of Bonus Stock issuable pursuant to Section 3 of the Employment Agreement in the event the Company issues shares of Common Stock to Enron or its affiliates other than upon conversion of the Series B Convertible Preferred Stock in accordance with Section 8.a.(ii) of the Certificate of Designations related thereto.

                  All terms used herein that are defined in the Employment Agreement shall have the same meanings given to such terms in the Employment Agreement, except as otherwise expressly provided herein.

                  Except as amended and modified hereby, the Employment Agreement shall continue in full force and effect and the Employment Agreement and this First Amendment shall be read, taken and construed as one and the same instrument.

                  This instrument may be executed in several counterparts, each of which shall be deemed an original, but all of which shall constitute but one and the same instrument which may be evidenced by any one counterpart.



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                  IN WITNESS WHEREOF, the parties have executed this First
Amendment to the Employment Agreement effective for all purposes as of the date first above written.

                                       SIERRA WELL SERVICE, INC.

                                       By: /s/ H.H. WOMMACK III
                                          --------------------------------------
                                       Name:   H.H. Wommack III
                                            ------------------------------------
                                       Title:  Chairman
                                             -----------------------------------


                                       Executive

                                       /s/ KENNETH V. HUSEMAN
                                       -----------------------------------------
                                       Kenneth V. Huseman



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